As filed with the Securities and Exchange Commission on January 10, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant   [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

GATOR SERIES TRUST

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

Proxy Statement

[___], 2019

Important Voting Information Inside

GATOR FOCUS FUND (GFFIX)

Please vote immediately!

You can vote through the internet, by telephone, or

by mail.  Details on voting can be found on

your proxy card.

Gator Series Trust

100 South Ashley Drive, Suite 895

Tampa, Florida 33602

SPECIAL MEETING OF SHAREHOLDERS

Important Voting Information Inside!

TABLE OF CONTENTS [TO BE UPDATED]

Letter from the President

4

Notice of Special Meeting of Shareholders

6

Important Information to Help You Understand the Proposals

7

Proxy Statement

10

Proposal 1:  To approve a proposed amendment to the fundamental investment restriction regarding concentration for the Fund

Proposal 2:  To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes

Additional Information Regarding Shareholders And Voting Requirements

12

Additional Information Regarding the Operation of the Fund

13

Other Matters

14

Gator Series Trust

[__], 2019

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of the Gator Focus Fund (the “Fund”), the sole series of the Gator Series Trust (the “Trust”), to be held at ___:00 a.m., Eastern time, on [_______], 2019 at the offices of the Fund’s investment adviser, Gator Capital Management, LLC, 100 South Ashley Drive, Suite 895, Tampa, Florida 33602.  Formal notice of the Meeting appears after this letter, followed by a Proxy Statement.

At the Meeting, shareholders will be asked to vote on a proposal to amend the Fund’s fundamental investment restriction regarding concentration (the “Concentration Policy Amendment”) and to transact any other business that may properly come before the Meeting.  We hope that you can attend the Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided.

The reason for the Meeting is that the Fund’s management has proposed to change the Fund’s investment strategy to focus on investments in issuers within the financial industry or group of industries and the real estate industry or group of industries.  In order to implement this change in investment strategy, the Fund’s concentration policy needs to be amended because it currently prohibits the Fund from investing more than 25% of its assets in any particular industry.   After carefully considering the proposed investment strategy and the related Concentration Policy Amendment at a meeting on November 30, 2018, the Board determined that each would be in the best interests of the Fund and its shareholders and, as a result, unanimously approved the Concentration Policy Amendment, pending shareholder approval.  Additional information about the Concentration Policy Amendment is described in the Proxy Statement.

The Board is now requesting that shareholders approve the Concentration Policy Amendment.

After careful consideration, the Board has unanimously approved the Concentration Policy Amendment and recommends that you vote “FOR” approval of the Concentration Policy Amendment.

Your vote is important regardless of the number of shares you own.  Please take a few minutes to read the Proxy Statement and cast your vote.  It is important that your vote be received no later than 11:59 p.m., Eastern time, on [__________], 2019.

Please take a moment now to vote by completing and returning your proxy card in the enclosed postage-paid return envelope.

Detailed information about each proposal is contained in the enclosed materials.  Whether or not you plan to attend the Meeting in person, your vote is needed.  Once you have decided how you will vote, please promptly complete, sign, date and return the enclosed proxy card.  You may receive more than one set of proxy materials if you hold shares in more than one account.  Please be sure to vote each proxy card you receive. If you have any questions about the proposal or the voting instructions, please call us at 855-270-2678 or call your financial advisor.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

Derek Pilecki

President

Gator Series Trust

Gator Series Trust

Table of Contents

    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD AT ___:00 A.M., EASTERN TIME, ON [___________], 2019.  THE PROXY STATEMENT TO SHAREHOLDERS IS AVAILABLE BY CALLING THE FUND AT 855-270-2678

To the Shareholders of the Gator Focus Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the Gator Focus Fund (the “Fund”), the sole series of the Gator Series Trust (the “Trust”), will be held at the offices of the Fund’s investment adviser, Gator Capital Management, LLC, 100 S. Ashley Dr., Ste. 895, Tampa, FL 33602 at __:00 a.m., Eastern time, on ______, 2019.  The purpose of the Meeting is to consider and vote on the following matters:

1.

To approve a proposed amendment to the fundamental investment restriction regarding concentration for the Fund.

2.

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

It is not anticipated that any matter other than the approval of the proposed amendment to the fundamental investment restriction regarding concentration for the Fund (the “Concentration Policy Amendment”) will be brought before the Meeting.  Shareholders of record of the Fund as of the close of business on [_____], 2018, will be entitled to notice of and to vote at the Meeting or any adjournment thereof.  A Proxy Statement and proxy card solicited by the Trust are included herewith.  If you need directions to the Meeting, please call the Trust at the number stated above.

The Board of Trustees of the Trust has approved the Concentration Policy Amendment and recommends that you vote “FOR” the Concentration Policy Amendment.

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY EXECUTING THE ENCLOSED PROXY AND RETURNING IT PROMPTLY IN THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.  THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By order of the Board of Trustees,

Derek Pilecki

President, Gator Series Trust

Dated:   [_______], 2019

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS

You should carefully read the entire text of the Proxy Statement.  We have provided you with the following questions and answers to give you a general overview of some of the important information in the Proxy Statement.

QUESTIONS AND ANSWERS

Q.

What is happening? Why did I get this package of materials?

A.

You are receiving the enclosed Proxy Statement as a shareholder of the Gator Focus Fund (the “Fund”), the sole series of Gator Series Trust (the “Trust”), in connection with a special meeting of shareholders of the Fund (the “Meeting”) scheduled to be held at ___:00 a.m., Eastern Time, on [_________], 2019.  All holders of Fund shares as of the close of business on [________] (the “Record Date”), are entitled to attend and vote at the Meeting.

Q:

What am I being asked to vote on?

A:

You are being asked to approve the following proposals (the “Proposals” and each a “Proposal”):

(i)

To approve a proposed amendment to the fundamental investment restriction regarding concentration for the Fund; and

(ii)

To transact any other business (none is currently contemplated) that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Q:

Why am I being asked to vote on an amendment to the Fund’s fundamental investment restriction regarding concentration?

A:

The reason for the Meeting is that The Investment Company Act of 1940, as amended (the “Investment Company Act”) requires all mutual funds, including the Fund, to adopt “fundamental” investment restrictions with respect to several specific types of activities (“Fundamental Investment Limitations”), including a Fund’s ability to concentrate its investments in any particular industry or group of industries. Fundamental Investment Limitations may be modified only with the approval of a “majority of the outstanding voting securities” of a Fund, as defined in the Investment Company Act.

Since the Fund’s outset, the Fund has had an investment strategy that focused broadly on investment in small cap equity securities and did not concentrate its investments in issuers of any particular industry or group of industries.  Accordingly, at inception, the Fund adopted a Fundamental Investment Limitation that prohibited the investment of 25% or more of the Fund’s total assets in securities of issuers in any particular industry.

Recently, Fund management, after consultation with the Fund’s investment adviser, Gator Capital Management, LLC (the “Adviser”), has proposed a shift in the Fund’s investment strategy to focus on issuers within the financial and real estate sectors.  To facilitate this shift in the focus of the

Fund’s strategy, the Fund’s Fundamental Investment Limitation regarding concentration must be amended to permit concentration in the financial industry or group of industries and the real estate industry or group of industries.

Therefore, in this Proposal, you are being asked to approve the following change to the Fund’s Fundamental Investment Limitation regarding concentration (the “Concentration Policy Amendment”):

Existing Concentration Policy	Proposed Concentration Policy Amendment

As a matter of fundamental policy, the Fund may not:

Invest 25% or more of the Fund’s total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

As a matter of fundamental policy, the Fund may not:

Invest 25% or more of its total assets in the securities of issuers primarily engaged in any one industry or group of industries, except that: (A) the Fund will concentrate its investments in issuers in the financial industry or group of industries; and (B) the Fund will concentrate its investments in issuers in the real estate industry or group of industries.  This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Board has reviewed the Fund’s existing Concentration Policy and, after careful consideration, has unanimously approved the Concentration Policy Amendment, pending shareholder approval, to facilitate implementation of Fund management’s recommended updates to the Fund’s investment strategy.  Therefore, the Board unanimously recommends that shareholders approve the Concentration Policy Amendment. If approved by shareholders, the Proposal will take effect on or about the effective date of a post-effective amendment to the Fund’s Registration Statement that was filed on ____________ to reflect the proposed investment strategy updates (the “Post-Effective Amendment”).

Q.

Does the Board of Trustees recommend that shareholders vote to approve Concentration Policy Amendment?

A.

Yes, the Board of Trustees unanimously recommends that the shareholders of the Fund vote FOR approval of the Concentration Policy Amendment.

Q:

Who is eligible to vote?

A:    Shareholders of record of the Fund at the close of business on [________] are entitled to be present and to vote at the Meeting.  Each shareholder is entitled to one vote for each dollar  (and a proportionate fractional vote for each fractional dollar) of the net asset value of each share (including  fractional  shares) held by the shareholder on the Record Date.

Q:

How do I vote?

A:    You can vote in one of the following ways:

1.

Complete, sign, date and promptly return the enclosed proxy card in the enclosed postage prepaid envelope; or

2.

Attend the Meeting and vote in person.

Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified.  If you specify a vote on any Proposal, your proxy will be voted as you indicate, and any Proposals for which you are entitled to vote but for which no vote is specified will be voted FOR that Proposal.  If you simply sign, date and return the proxy card, but do not specify a vote on any of the Proposals, your shares will be voted FOR all Proposals.

Q:

May I revoke my proxy?

A:

You may revoke your proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:

What will happen if there are not enough votes to have the Meeting?

A:

It is important that shareholders vote by completing and returning signed proxy cards promptly, but no later than 11:59 p.m., Eastern time, on [_________], 2019, or attend the Meeting in person, in order to ensure there is a quorum for the Meeting.  You may be contacted by officers of the Trust who will assist you in voting your shares.  If a sufficient number of shares is not present in person or by proxy to have a quorum at the Meeting, or if the Fund has not received enough votes to approve the Concentration Policy Amendment at the Meeting, then the Meeting may be adjourned to a later date so we can continue to seek more votes.

Q:

What happens if the Proposals are not approved?

A:

If the Proposal is not approved with respect to the Concentration Policy Amendment, then the existing Concentration Policy will continue in effect.

Q:

Who will pay for the proxy solicitation?

A:

The Adviser has agreed to assume all costs, fees and expenses incurred by the Fund in connection with the Meeting and proxy statement, including legal and accounting fees.  The Fund will not bear any of these costs.

Q:

Whom should I call for additional information about the Proxy Statement?

A:

If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you may call the Fund at 855-270-2678.

GATOR SERIES TRUST

SPECIAL MEETING OF SHAREHOLDERS

To Be Held on [_______], 2019

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the “Board” or “Board of Trustees”) of Gator Series Trust, a Delaware statutory trust (the “Trust”) of proxies for use at the Special Meeting of Shareholders (the “Meeting”) of the Gator Focus Fund (the “Fund”), the sole series of the Trust, or at any adjournment thereof.  The principal address of the Trust is 100 South Ashley Drive, Suite 895, Tampa, Florida 33602.  This Proxy Statement and form of proxy were first mailed to shareholders on or about [__________], 2019.

The Meeting is being held for the following purposes (each, a “Proposal”):

1.

To approve a proposed amendment to the fundamental investment restriction regarding concentration for the Fund; and

2.

To transact any other business that may properly come before the Meeting or any adjournment thereof in the discretion of the proxies or their substitutes.

Shareholders of record of the Fund as of the close of business on [________], are entitled to notice of and to vote at the Meeting or any adjournment thereof.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein.  A proxy that is properly executed but has no voting instructions with respect to a Proposal will be voted for that Proposal.  A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Meeting.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Fund.  Such solicitation may be by telephone, facsimile or otherwise.

The Fund’s investment adviser, Gator Capital Management, LLC (the “Adviser”), has agreed to assume all costs, fees and expenses incurred by the Fund in connection with the Meeting and proxy statement, including legal and accounting fees.  The Fund will not bear any of these costs.

PROPOSAL 1:

To approve a proposed amendment to the fundamental investment restriction regarding concentration for the Fund.

The Investment Company Act of 1940, as amended (the “Investment Company Act”) requires all mutual funds, including the Fund, to adopt “fundamental” investment restrictions with respect to several specific types of activities (“Fundamental Investment Limitations”), including a Fund’s ability to concentrate its investments in any particular industry or group of industries. Fundamental Investment Limitations may be modified only with the approval of a “majority of the outstanding voting securities” of a Fund, as defined in the Investment Company Act.

Since the Fund’s outset, the Fund has had an investment strategy that focused broadly on investment in small cap securities and did not concentrate its investments in issuers of any particular industry or group of industries.  Accordingly, at inception, the Fund adopted a Fundamental Investment Limitation that prohibited the investment of 25% or more of the Fund’s total assets in securities of issuers in any particular industry.

Recently, Fund management, after consultation with the Adviser, has proposed a shift in the Fund’s investment strategy to focus on issuers within the financial and real estate sectors.  To facilitate this shift in the focus of the Fund’s strategy, the Fund’s Fundamental Investment Limitation regarding concentration must be amended to permit concentration in the financial industry or group of industries and the real estate industry or group of industries.

Therefore, in this Proposal, you are being asked to approve the following change to the Fund’s Fundamental Investment Limitation regarding concentration (the “Concentration Policy Amendment”):

Existing Concentration Policy	Proposed Concentration Policy Amendment

As a matter of fundamental policy, the Fund may not:

Invest 25% or more of the Fund’s total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

As a matter of fundamental policy, the Fund may not:

Invest 25% or more of its total assets in the securities of issuers primarily engaged in any one industry or group of industries, except that: (A) the Fund will concentrate its investments in issuers in the financial industry or group of industries; and (B) the Fund will concentrate its investments in issuers in the real estate industry or group of industries.  This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Board has reviewed the Fund’s existing Concentration Policy and, after careful consideration, has unanimously approved the Concentration Policy Amendment, pending shareholder approval, to facilitate implementation of Fund management’s recommended updates to the Fund’s investment strategy.  Therefore, the Board unanimously recommends that shareholders approve the Concentration Policy Amendment. If approved by shareholders, the Proposal will take effect on or about the effective date of a post-effective amendment to the Fund’s Registration Statement that was filed on _____________ (the “Post-Effective Amendment”).

Shareholder Approval

To become effective with respect to the Fund, the vote of a majority of the outstanding shares of the Fund is required for approval of the Concentration Policy Amendment.  The vote of a majority of the outstanding shares of the Fund means the vote of the lesser of: (1) 67% or more of the shares of the Fund present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.  For purposes of determining the approval of the Concentration Policy Amendment, abstentions and broker non-votes will have the same effect as shares voted against the Proposal.

The Board of Trustees unanimously recommends that shareholders of the Fund vote FOR the Concentration Policy Amendment.

PROPOSAL 2:

TO TRANSACT ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF IN THE DISCRETION OF THE PROXIES OR THEIR SUBSTITUTES

The proxy holders have no present intention of bringing any other matter before the Meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same.  Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others.  If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

ADDITIONAL INFORMATION REGARDING SHAREHOLDERS AND VOTING REQUIREMENTS

Record Date.  The Board of Trustees has fixed the close of business on [________] (the “Record Date”), as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof.  As of the Record Date, there were [__________] shares of beneficial interest of the Fund outstanding.

All full shares of the Trust are entitled to one vote, with proportionate voting for fractional shares.

Ownership by Management. As of the Record Date, the Trustees and officers of the Trust owned collectively [___]% of the outstanding shares of beneficial interest of the Fund.  The ownership of the Fund’s outstanding shares by the Trustees and officers of the Trust, as of the Record Date, was as follows.

Name of Beneficial Owner	Number of Shares	Percent of Class

5% Shareholders.   As of the Record Date, the following shareholders owned of record more than 5 % of the outstanding shares of beneficial interest of the Fund.  The following shareholders of record owned more than 5% of the outstanding shares of beneficial interest of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the F und as of the Record Date.

Name and Address of Beneficial Owner	Number of Shares	Percent of Class

Quorum.  A quorum is the number of shares legally required to be at a meeting in order to conduct business.  The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting.  Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.  If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date.  If a quorum is present at the Meeting but sufficient votes to approve a Proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  The persons named as proxies will vote those proxies received that voted in favor of a Proposal in favor of such an adjournment and will vote those proxies received that voted against the Proposal against any such adjournment.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a Proposal.  “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.  Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any Proposal to adjourn the Meeting.  Accordingly, abstentions and “broker non-votes” will effectively be a vote against a Proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

ADDITIONAL INFORMATION REGARDING THE OPERATION OF THE FUND

Investment Adviser

The Fund’s investment adviser is Gator Capital Management, LLC, 100 South Ashley Drive, Suite 895, Tampa, Florida 33602.

Principal Underwriter

Arbor Court Capital, LLC, with principal offices at 8000 Town Center Road Suite 400, Broadview Heights, Ohio 44147, acts as the distributor, or principal underwriter, of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

Administration, Fund Accounting, Transfer Agency and Other Services

Pursuant to an Accounting Services Agreement and Transfer Agent Agreement, Mutual Shareholder Services, LLC, with principal offices at 8000 Town Centre Drive, Suite 400, Broadview Heights, Ohio 44147-4003, serves as the Fund’s  administrator, accounting agent, pricing agent and transfer agent.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report succeeding such annual report, if any, upon request.  To request the annual or semi-annual report, please call us toll free at 855-270-2678 or write to Gator Series Trust at 100 South Ashley Drive, Suite 895, Tampa, Florida 33602. The Fund’s annual and semi-annual reports are also available, without charge, on the Fund’s website at http://www.gatorcapital.com/mutual-funds.

OTHER MATTERS

Shareholder Proposals

As a Delaware statutory trust, the Trust does not intend to, and is not required to hold annual meetings of shareholders, except under certain limited circumstances.  The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees.  The Trust has not received any shareholder proposals to be considered for presentation at the Meeting.  Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made.  The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion.  Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the Investment Company Act, which must be met by convening such a shareholder meeting.  Any shareholder proposal should be sent to Derek Pilecki, President, Gator Series Trust at 100 South Ashley Drive, Suite 895, Tampa, Florida 33602.

Board Meetings During the Most Recent Fiscal Year

The Board held four (4) meetings during the most recent fiscal year.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee, care of the Fund, at the offices of the Trust as set forth below.  All communications will be forwarded directly to the Board or the individual Trustee.

Shareholders also have an opportunity to communicate with the Board at shareholder meetings.  The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one Proxy Statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders.  The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the Proxy Statement to a shared address to which a single copy of this Proxy was delivered.  By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future.  To request a paper or email copy of the Proxy Statement or annual report at no charge, or to make any of the aforementioned requests, call us toll free at 855-270-2678 or write to Gator Series Trust at 100 S. Ashley Drive, Suite 895, Tampa, FL  33602.

By Order of the Board of Trustees,

Derek Pilecki

President, Gator Series Trust

Date:    [___________], 2019

Please complete, date and sign the enclosed Proxy and return it promptly in the enclosed reply envelope.  NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned shareholder(s) of the Gator Focus Fund (the "Fund") hereby appoint(s) Derek Pilecki or Jeffrey Skinner, or any one of their true and lawful attorneys with power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on ________, 2019, at ___:00 _.m., Eastern Time, at the offices of Gator Capital Management, LLC, located at 100 South Ashley Drive, Suite 895, Tampa, Florida 33602, and at any or all adjournments or postponements thereof. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements.

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS IS HEREBY ACKNOWLEDGED. THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF NO SPECIFICATION IS MADE AND THE PROXY CARD IS EXECUTED, THE PROXY CARD WILL BE VOTED "FOR" THE PROPOSALS SET FORTH BELOW.

SHARES:

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint owners/tenants, at least one holder should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

____
Signature(s) (Title(s), if applicable)

____

____
Date

TO VOTE PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1

You may have received more than one proxy card due to multiple investments in the Fund.

PLEASE REMEMBER TO VOTE ALL OF YOUR PROXY CARDS!

EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!